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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 14, 2001
                                                 -------------------------------


                                 Microtune, Inc.
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               (Exact name of registrant as specified in charter)


          Delaware                  000-31029-40             75-2883117
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(State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)           File Number)             Identification No.)


     2201 Tenth Street, Plano, Texas                          75074
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     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (972) 673-1600
                                                   -----------------------------


         (Former name or former address, if changed since last report)

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Item 5. Other Events

     On December 14, 2001, Microtune, Inc. (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") by and among each of the Company and certain stockholders of the Company (the "Selling Stockholders") and each of J.P. Morgan Securities Inc., Salomon Smith Barney Inc., SG Cowen Securities Corporation, and Prudential Securities Incorporated, as representatives of the several underwriters, related to the public offering of 5,000,000 shares of its common stock at $23.00 per share. The offering will also include 2,000,000 shares to be offered by certain affiliate funds of Hicks Muse Tate & Furst, Incorporated, a private investment firm, as selling stockholders. There will be no management or employee shares in the offering. The underwriters have an option to purchase an additional 1,050,000 shares from the selling stockholders to cover over-allotments.

     The shares will be offered under Microtune's shelf registration statement that was initially filed with the Securities and Exchange Commission on August 17, 2001 and declared effective on December 7, 2001. J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. are acting as joint bookrunning lead managers for the offering. SG Cowen Securities Corporation and Prudential Securities Incorporated are acting as co-managers for the offering. Microtune intends to use the net proceeds from the offering for working capital and other general corporate purposes.

     A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The sale and issuance of the Common Stock contemplated by the Underwriting Agreement will be consummated on or about December 19, 2001.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

              Exhibit No.                 Description
              -----------                 -----------

                  1.1 Underwriting Agreement, dated as of December 14, 2001, between each of Microtune, Inc. and certain stockholders of Microtune, Inc. and each of J.P. Morgan Securities Inc., Salomon Smith Barney Inc., SG Cowen Securities Corporation and Prudential Securities Incorporated.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Microtune, Inc.


Date: December 14, 2001                   By: /s/ Everett "Buddy" Rogers
                                             -----------------------------------
                                              Everett "Buddy" Rogers
                                              Chief Financial Officer

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                                  Exhibit Index



  Exhibit No.                            Description
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     1.1          Underwriting Agreement, dated as of December 14, 2001, between each of Microtune, Inc. and certain stockholders of Microtune, Inc. and each of J.P. Morgan Securities Inc., Salomon Smith Barney Inc., SG Cowen Securities Corporation and Prudential Securities Incorporated.